Acquisition	9 Months Ended
Sep. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisition	Acquisition
Business Combination - SuprNation
On October 31, 2023, the Company completed its acquisition of SuprNation, a European i-Gaming operator, which is now a direct, wholly-owned subsidiary of DDI-US, for a total cash purchase price of $30.6 million. There was also a payment into escrow of $5.5 million and a deferred payment of up to $6.5 million, relating to a holdback amount to be calculated based on SuprNation’s performance and financial results 18 months following the transaction close date. The transaction is expected to enable the Company to expand into the i-Gaming market. The Company accounted for the acquisition as a business combination. Transaction costs incurred by the Company in connection with the acquisition, including professional fees, were $2.0 million.
Contemporaneously with entering into the definitive agreement, the Company also adopted an eighteen-month performance-based incentive plan for certain key employees of SuprNation, under which the key employees may earn up to a total of $6.5 million in addition to $5.5 million held in escrow, contingent upon the achievement of certain revenue and other performance targets by the acquired business and the continued employment of such key employees between 2023 and 2025. Such plan became effective at the closing of the transaction.
The Company’s consolidated statement of operations as of September 30, 2024, includes SuprNation’s revenue of $24.0 million and pre-tax loss of $2.7 million for the nine months ended September 30, 2024.